UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                  July 10, 2007

                         CHINA ORGANIC AGRICULTURE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
                                     -------
                 (State or Other Jurisdiction of Incorporation)

            333-129355                                    20-3505071

     (Commission File Number)                  (IRS Employer Identification No.)

            Jilin Province Songyuan City ErMaPao Green Rice Limited,
                East Ping Feng Xiang Zheng Fu, Qian Guo District,
                    Songyuan City, Jilin Province, P.R. China
               (Address of Principal Executive Offices) (Zip Code)

                                  310-441-9777
                                  ------------
              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
      240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

      On July 10, 2007, China Organic Agriculture, Inc. (the "Company") signed an Agriculture Partnership Agreement (the "Agreement") with Qianguo Distrcit Xinmao Grain Depot (the "Grain Depot"). The three-year Agreement, terminating on June 9, 2010, provides that the Grain Depot shall, using its own capital or capital obtained by it from third parties, purchase and process grain into salable rice products for sale to the Company, which will in turn package and resell the rice. The Grain Depot shall also provide storage services to the Company. Under the Agreement, the Grain Depot shall provide at least 10,000 tons of grain during the first year of the Agreement term; at least 11,000 tons during the second year of the Agreement term; and at least 12,000 tons of grain during the final year of the Agreement term. The price per ton payable by the Company in each of the three years shall be 2055 Renmienbi, provided that the Grain Depot meets its yearly delivery requirements; if it is short of any yearly minimum delivery requirement, then the Grain Depot shall pay to the Company an amount of 2055 Renmienbi for each ton short of the minimum. This summary of the Agreement is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 10.1.

Item 7.01. Regulation FD Disclosure.

      On July 12, 2007, the Company issued a press release announcing the release of a new Investor Fact Sheet, and announcing market expansion plans. The press release incorporated a reference to a multi-media presentation about the Company available on the Internet at http://www.trilogy-capital.com/content/cnoa/video/cnoa_intro.html (the
"Presentation").

      On July 13, 2007, the Company issued a press release announcing its entry into the Agreement with the Qianguo Distrcit Xinmao Grain Depot. This press release also incorporates the Presentation.

      Copies of these press releases are attached to this report as Exhibits
99.1 and 99.2, respectively, and are incorporated herein by reference together with the Presentation.

9.01. Financial Statements and Exhibits.

      (d) Exhibits

Exhibit No.       Exhibit Description
-----------       -------------------

10.1 Agreement, dated as of July 10, 2007, by and between China Organic Agriculture Inc. and Qianguo Distrcit Xinmao Grain Depot.

99.1 Press Release dated July 13, 2007 announcing entry into Agreement with Qianguo Distrcit Xinmao Grain Depot.

99.2 Press Release dated July 16, 2007 announcing new Investor Fact Sheet and market expansion plans.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2007                              CHINA ORGANIC AGRICULTURE, INC.


                                                 /s/ Jian Lin
                                                 -------------------------------
                                                 Name: Jian Lin
                                                 Title: Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.       Exhibit Description
-----------       -------------------

10.1 Agreement, dated as of July 10, 2007, by and between China Organic Agriculture Inc. and Qianguo Distrcit Xinmao Grain Depot.

99.1 Press Release dated July 13, 2007 announcing entry into Agreement with Qianguo Distrcit Xinmao Grain Depot.

99.2 Press Release dated July 16, 2007 announcing new Investor Fact Sheet and market expansion plans.